UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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CULLINAN THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

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Logo CULLINAN THERAPEUTICS, INC. ONE MAIN STREET SUITE 1350 CAMBRIDGE, MA 02142 Your Vote Counts! CULLINAN THERAPEUTICS, INC. 2025 Annual Meeting Vote by June 11, 2025 11:59 PM ET V64853-P28321 You invested in CULLINAN THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 12, 2025 at 10:00 a.m., Eastern Time. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 12, 2025 10:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/CGEM2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of the following individuals nominated to serve as Class II directors, for a three-year term ending at the annual meeting of stockholders to be held in 2028: Nominees: 01) Anthony Rosenberg 02) David P. Ryan, M.D. 03) Mary Thistle For 2. Proposal to ratify the appointment of KPMG LLP as Cullinan Therapeutics’ independent registered public accounting firm for the fiscal year ending December 31, 2025. For 3. Proposal to vote, on an advisory basis, to approve our named executive officer compensation. For 4. Proposal to vote, on an advisory basis, on the frequency of future advisory votes on our named executive officer compensation. 1 Year NOTE: The Board of Directors will consider and act upon any other business as may properly come before the annual meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V64854-P28321